Exhibit 10.2

PLACEMENT AGENCY AGREEMENT

September 25, 2013

Avondale Partners, LLC

3102 West End Avenue, Suite 1100

Nashville, Tennessee 37203

Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, California 92660

The Benchmark Company, LLC

40 Fulton Street, 19th Floor

New York, New York 10038

Ladies and Gentlemen:

Manitex International, Inc., a Michigan corporation (the “Company”), proposes to issue and sell registered securities of the Company, consisting of up to 1,375,000 shares (the “Shares” or the “Securities”, which shall include the preferred stock purchase rights associated therewith) of the Company’s common stock, no par value per share (“Common Stock”).

Subject to the terms of this Placement Agency Agreement (the “Agreement”), Avondale Partners, LLC as lead placement agent (“Avondale” or the “Lead Placement Agent”), and, as co-placement agents Roth Capital Partners, LLC (“Roth”) and The Benchmark Company, LLC (“Benchmark” and, together with Avondale and Roth, the “Placement Agents”) shall serve as the exclusive placement agents for the Company, on a reasonable best efforts basis, in connection with the proposed offering of the Securities (the “Placement”). The terms of such Placement shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein constitutes that the Placement Agents would have the power or authority to bind the Company or any Purchaser or creates an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company to the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.” The Company expressly acknowledges and agrees that the Placement Agents’ obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agents to purchase any of the Securities and does not ensure the successful placement of the Securities or any portion thereof, or the success of the Placement Agents with respect to securing any other financing on behalf of the Company. The Placement Agents shall have no authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part.

SECTION 1. Compensation and Other Fees. As compensation for the services provided by the Placement Agents hereunder, the Company agrees as follows:

(a) At (but only in the event of) the Closing of the Placement, the Company will pay a cash fee, equal to 5.25% of the aggregate gross proceeds from the sale of the Shares sold at the Closing, by wire transfer of immediately available funds to an account or accounts designated by the Lead Placement Agent.

(b) In addition, the Company agrees to pay the Placement Agents, regardless of whether the Placement is consummated, the reasonable out-of-pocket expenses incurred by the Placement Agents in connection with its engagement hereunder, including fees and disbursements of its counsel, travel expenses and costs relating to FINRA Public Offering System filings necessary to consummate the Placement.

SECTION 2. Registration Statement. The Company represents and warrants to, and agrees with, the Placement Agents that:

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration No. 333-176189) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on August 23, 2011, for the registration under the Securities Act of securities of the Company, including the Securities. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all material respects with said Rule. Following the determination of the pricing among the Company and the prospective Purchasers, the Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations of the Commission promulgated thereunder (the “Rules and Regulations”), a supplement to the form of prospectus included in such registration statement relating to the placement of the Securities and the plan of distribution thereof and has advised the Placement Agents of all further information (financial and other) with respect to the Company that will be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” If the Company files a registration statement with the Commission pursuant to Rule 462(b) of the Rules and Regulations relating to the Shares (the “Rule 462 Registration Statement”), then, after such filing, any reference herein to the Registration Statement shall also be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the Base Prospectus and the preliminary prospectus, if any, together with the free writing prospectuses, if any, used in connection with the Placement, including any documents incorporated by reference therein. The term “knowledge” as used in this Agreement with respect to the Company shall mean actual knowledge of the Company’s officers and directors after due and reasonable inquiry.

(b) The Registration Statement (and any further documents to be filed with the Commission in connection with the Placement) contains or will contain, as applicable, all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement, including any amendments or supplements thereto, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Placement Agents expressly for use in the preparation thereof, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 13). The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed prior to or on the Closing of the Placement and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (i) have not been filed as required pursuant to the Securities Act or (ii) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(c) The Company had a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus and the Prospectus Supplement.

(d) All statistical or market-related data included or incorporated by reference in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus and the Prospectus Supplement are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources, except where the failure to have obtained such consent could not have or reasonably be expected to result in a Material Adverse Effect (as hereinafter defined).

(e) The Company is eligible to use free writing prospectuses in connection with the Placement pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act in connection with the Placement has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by, on behalf of or used by the Company in connection with the Placement complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of the Placement Agents, prepare, use or refer to any free writing prospectus.

(f) The Company has delivered, or will as promptly as practicable deliver, to the Placement Agents complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agents reasonably request. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date (as hereinafter defined), any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

(g) The Company represents that the aggregate market value of securities to be sold in the Placement shall not exceed the lesser of (i) the aggregate market value of securities remaining available for issuance under the Registration Statement and (ii) one-third of the aggregate market value of the Company’s public float less the aggregate market value of securities sold pursuant to the Registration Statement during the 12 calendar months immediately prior to and including the month of the Placement, in each case calculated in accordance with the requirements of Form S-3 and the rules and regulations relating thereto. The Company further represents that the number of shares of Common Stock, including Common Stock equivalents, sold in the Placement will not equal or exceed the amount for which shareholder approval must be obtained pursuant to the rules or regulations of any Trading Market on which the Securities are listed or designated, and the interpretations and guidance relating thereto.

SECTION 3. Representations, Warranties and Certain Agreements. The Company represents and warrants to, and agrees with, the Placement Agents that:

(a) Organization and Qualification. All of the direct and indirect subsidiaries (each, a “Subsidiary”) of the Company are set forth in the SEC Reports (as hereinafter defined). Except as set forth in the SEC Reports, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any “Liens” (which for purposes of this Agreement shall mean a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, other than restrictions imposed by applicable securities laws). All the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and, to the Company’s knowledge, no “Proceeding” (which for purposes of this Agreement shall mean any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into each of the Transaction Documents, to consummate the transactions contemplated hereby and thereby, and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its shareholders in connection therewith other than in connection with the Required Approvals (as hereinafter defined). Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other “Person” (defined as an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind, including, without limitation, any Trading Market (as hereinafter defined)) in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than such filings as are required to be made under applicable federal and state securities laws, rules and regulations promulgated by the Company’s Trading Market and rules and regulations promulgated by FINRA (collectively, the “Required Approvals”), all of which will be made in a timely manner to the extent such filings are required or desirable to be made by the Company, with the exception of filings with FINRA, which the parties have agreed will be made by Avondale.

(e) Issuance of the Securities; Registration. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Transaction Documents. The issuance by the Company of the Securities has been registered under the Securities Act and all of such shares are freely transferable and tradable by the Purchasers without restriction (other than any restrictions arising solely from an act or omission of a Purchaser). The Securities are being issued pursuant to the Registration Statement and the issuance of the Securities has been registered by the Company under the Securities Act. The Registration Statement was declared effective on August 23, 2011 and is available for the issuance of the Securities thereunder and the Company has not received any notice that the Commission has issued or intends to issue a stop-order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Securities hereunder. The Purchasers will have good and marketable title to the Shares upon receipt of such Shares, and such securities will be freely tradable on the “Trading Market” (which, for purposes of this Agreement shall mean the Nasdaq Capital Market, or any of the following markets or exchanges if the Common Stock is listed or quoted for trading on such markets or exchanges on the date in question: the Nasdaq Global Market; the Nasdaq Global Select Market; the NYSE MKT; or the New York Stock Exchange).

(f) Capitalization. The capitalization of the Company is as set forth in the Prospectus Supplement (including in documents incorporated by reference therein). As of the date of this Agreement, the Company has not issued any capital stock since it filed its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to restricted stock awards and the conversion or exercise of securities exercisable, exchangeable or convertible into Common Stock (“Common Stock Equivalents”), which plans are described in the SEC Reports and which awards and exercisable, exchangeable or convertible securities are indicated as being outstanding in the SEC Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed in the SEC Reports or pursuant to equity compensation plans or agreements filed as exhibits to the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(g) SEC Reports; Financial Statements. The Company has complied in all material respects with requirements to file reports, schedules, forms, statements and other documents under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). For the past twelve months, the Company has filed on a timely basis, or has received a valid extension of such time of filing and has filed any such reports prior to the expiration of any such extension, all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or “Affiliate” (defined as any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act), except pursuant to existing Company stock option or other equity incentive plans or the Company’s stock purchase plan. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed prior to the date that this representation is made.

(i) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, Proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, or (ii) could reasonably be expected to result in a Material Adverse Effect. Except as disclosed to the Placement Agents in writing, neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or, to the Company’s knowledge, any director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(j) Labor Relations. The Company and its Subsidiaries believe that their relationships with their employees are satisfactory. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the Company’s knowledge, the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

(k) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of, or has received any notice of violation relating to, any statute, rule or regulation of any governmental authority, including without limitation (A) all foreign, federal, state and local laws applicable to its business or the ownership or operation of its property and assets, (B) all such laws related to health, safety or the environment, including those relating to the regulation of hazardous substances, (C) the Currency and Foreign Transactions Reporting Act of 1970, as amended, or any money laundering laws, rules or regulations, (D) the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission thereunder (collectively, “Sarbanes-Oxley”), (E) the Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder, and (F) the Employment Retirement Income Security Act of 1974 and the rules and regulations thereunder, except in each case as could not have a Material Adverse Effect.

(l) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit, except where such potential revocation or modification would not reasonably be expected to result in a Material Adverse Effect.

(m) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except as set forth in the SEC Reports and except for Liens created under license or collaboration agreements relating to the Company’s products or Intellectual Property Rights and Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance with the provisions thereof, except where such non-compliance would not have a Material Adverse Effect.

(n) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other similar intellectual property rights necessary or material for use in connection with their respective businesses as described in the SEC Reports (collectively, the “Intellectual Property Rights”). To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of the Company which would reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, none of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage of at least $1,000,000. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(p) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000, other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including but not limited to stock option agreements under any stock option or other equity incentive plan of the Company.

(q) Sarbanes-Oxley. The Company is in material compliance with any and all requirements of Sarbanes-Oxley that are applicable to the Company and effective as of the date hereof, and any and all rules and regulations promulgated by the Commission thereunder that are applicable to the Company and effective as of the date hereof and as of the Closing Date. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company.

(r) Certain Fees. Except as otherwise provided in this Agreement or as set forth in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents, and there are no other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Placement Agents’ compensation, as determined by FINRA. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3(r) that may be due in connection with the transactions contemplated by the Transaction Documents. Other than the Placement Agents, no Person has the right to act as a placement agent, underwriter or as a financial advisor in connection with the sale of the Securities contemplated hereby.

(s) Trading Market Rules. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Company’s Trading Market.

(t) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(u) Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(v) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as specified in the SEC Reports, the Company has not, in the twelve months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(w) Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(x) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(y) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(z) OFAC. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any director, officer, employee, representative, agent or Affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Placement contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Person, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(aa) Accountants. The Company’s accountants are UHY LLP, independent registered public accountants. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s next Annual Report on Form 10-K, are a registered public accounting firm as required by the Securities Act.

(bb) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company other than, in the case of clauses (ii) and (iii), services under this Agreement.

(cc) Approvals. The issuance and listing on the Company’s Trading Market of the Shares requires no approvals (other than the Required Approvals), including, but not limited to, the approval of shareholders.

(dd) FINRA Affiliations. There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater shareholder of the Company or any owner of any amount of the Company’s unregistered securities acquired on or after December 1, 2012, except as set forth in the Base Prospectus. The Company will advise the Placement Agents and their counsel if it becomes aware that any officer, director or shareholder of the Company or its subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the Placement.

(ee) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in each of the subscription agreements between the Purchasers and the Company, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this Placement to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which the Securities are listed or designated.

SECTION 4. Closing and Settlement. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at one or more closings (each a “Closing” and the date on which each Closing occurs, a “Closing Date”) at the offices of Avondale (or at such other place as shall be agreed upon by the Placement Agents and the Company), the first such Closing to take place at 10:00 a.m. Central time on September 30, 2013 (unless another time shall be agreed to by the Placement Agents and the Company). Prior to the Closing Date, each Purchaser will confirm its purchase price and the number of Shares such Purchaser has purchased with such Purchaser’s custodian bank or prime broker. On the Closing Date the following events will occur substantially concurrently: (a) each Purchaser will provide its purchase price by delivery of immediately available funds to an account specified by the Company; (b) the Company shall deliver, or cause to be delivered, the Shares to the Purchasers, with such delivery to be made, if possible, through the facilities of The Depository Trust Company’s DWAC system; and (c) the Company shall pay to the Placement Agents the fees payable hereunder and any expense reimbursements to which the Placement Agents are entitled hereunder.

SECTION 5. Restriction on Issuances. The Company hereby agrees that, without the prior written consent of the Placement Agents, it will not, during the period ending 90 days after the date hereof (“Lock-Up Period”), (i) offer, pledge, issue, sell, contract to sell, purchase, contract to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. The restrictions contained in the preceding sentence shall not apply to (1) the Securities to be sold hereunder, (2) the issuance of Common Stock upon the exercise of options or warrants disclosed as outstanding in the SEC Reports, or (3) the issuance of Common Stock, stock options, stock appreciation rights, restricted stock units, or other forms of equity compensation under the Company’s equity incentive plans or employee stock purchase plan described in the SEC Reports. Notwithstanding the foregoing, if (x) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Placement Agents waive such extension in writing. The Company further agrees to cause each executive officer and director listed in Exhibit A to furnish to the Placement Agents, prior to the Closing Date, a letter, substantially in the form of Exhibit B hereto.

SECTION 6. Indemnification.

(a) The Company agrees to indemnify and hold harmless each Placement Agent and its affiliates, controlling persons, directors, officers, members, agents and employees (whether now or formerly employed) of any of the foregoing (individually and collectively, the “Indemnified Persons”), from and against any and all claims, actions, suits, proceedings (including those of shareholders), damages, liabilities and expenses incurred by any of them (including the reasonable fees and expenses of counsel) (individually and collectively a “Claim”), which are (i) related to or arise out of (A) any actions taken or omitted to be taken hereunder (including any untrue statements made or any statements omitted to be made, including allegations thereof) by the Company, or (B) any actions taken or omitted to be taken by any Indemnified Person hereunder, or (ii) otherwise related to or arise out of the Placement Agents’ activities on the Company’s behalf hereunder, and the Company shall reimburse any Indemnified Person for all expenses (including the reasonable fees and expenses of counsel) incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding. The Company will not, however, be responsible for any Claim, which is finally judicially determined (i.e., it is no longer subject to appeal) to have resulted solely from the gross negligence or willful misconduct of any Person seeking indemnification hereunder. Except as specifically set forth in this Section 6, the Company further agrees that no Indemnified Person shall have any liability to the Company hereunder except for any Claim incurred by the Company solely as a result of any Indemnified Person’s gross negligence or willful misconduct. Each Placement Agent agrees to, severally and not jointly, indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signed the Registration Statement against any Claim to the same extent as the foregoing indemnity from the Company to the Placement Agents, but only insofar as such Claim arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Prospectus Supplement, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Prospectus Supplement in reliance upon and in conformity with written information furnished to the Company by the Placement Agents expressly for use therein. The Company hereby acknowledges that the Placement Agents’ Information comprises the only information that the Placement Agents have furnished to the Company expressly for use in the Prospectus Supplement. The foregoing indemnity obligation will be in addition to any liability that the Placement Agents might otherwise have.

(b) The Company agrees that it will not, without the prior written consent of the Placement Agents, which consent shall not be unreasonably withheld, delayed or conditioned, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person hereunder from any and all liability arising out of such Claim.

(c) Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify the Company in writing of such complaint or of such assertion or institution but failure to so notify the Company shall not relieve the Company from any obligation it may have hereunder, unless and only to the extent that such failure results in the forfeiture by the Company of substantial rights and defenses. If the Company so elects or is requested by such Indemnified Person, the Company will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that legal counsel to such Indemnified Person reasonably determines and provides written correspondence to the Company, that having common counsel would present such counsel with a conflict of interest or if the defendant in, or target of, any such Claim, includes an Indemnified Person and the Company, and legal counsel to such Indemnified Person reasonably concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to the Company, then such Indemnified Person may employ its own separate counsel to represent or defend it in any such Claim and the Company shall pay the reasonable fees and expenses of one such counsel. Notwithstanding anything herein to the contrary, if the Company fails timely or diligently to defend, contest or otherwise protect against any Claim, the relevant Indemnified Person shall have the right, but not the obligation, to defend, contest, compromise, settle, assert cross claims or counterclaims or otherwise protect against the same, and shall be fully indemnified by the Company therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In any Claim in which the Company assumes the defense, the Indemnified Person shall have the right to participate in such Claim and to retain its own counsel therefor at its own expense.

(d) The Company agrees that if any indemnity sought by an Indemnified Person hereunder is unavailable for any reason then (whether or not a Placement Agent is the Indemnified Person), the Company and the Placement Agents shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits hereunder to the Company, on the one hand, and the Placement Agents on the other, subject to the limitation that in no event shall the amount of any Placement Agent’s contribution to such Claim exceed the amount of fees (and not including any reimbursable expenses) actually received by such Placement Agent from the Company hereunder. The Company agrees that the relative benefits hereunder to the Company, on the one hand, and the Placement Agents on the other, shall be deemed to be in the same proportion as (i) the total value paid or proposed to be paid or received by the Company pursuant to the Placement (whether or not consummated) to (ii) the fee paid or proposed to be paid (and not including any reimbursable expenses) to the Placement Agents hereunder. The Placement Agents’ respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective portion of the fees paid hereunder, and not joint.

(e) The Company acknowledges and agrees that its indemnity, reimbursement and contribution obligations hereunder shall be in addition to, and shall in no way limit or otherwise adversely affect, any rights that any Indemnified Person may have at law or at equity.

SECTION 7. Engagement Term. The Placement Agents’ engagement hereunder will be for the period of ten days or, if longer, until the occurrence of a Closing of a sale of the Securities under one or more subscription agreements entered into by the Company and one or more Purchasers during such ten-day term. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution and the Company’s obligations to pay fees and reimburse expenses contained herein shall survive any expiration or termination of this Agreement.

SECTION 8. Placement Agents’ Information. The Company agrees that any information or advice rendered by the Placement Agents in connection with this engagement is for the confidential use of the Company only in its evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without the Placement Agents’ prior written consent.

SECTION 9. No Fiduciary Relationship. The Company acknowledges and agrees that: (a) the Placement Agents have been retained solely to act as placement agent in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between or among the Company and the Placement Agents has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agents have advised or are advising the Company on other matters; (b) it has been advised that the Placement Agents and their respective affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Placement Agents have no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and (c) it has been advised that each Placement Agent is acting, in respect of the transactions contemplated by this Agreement, solely for its own benefit, and not on behalf of the Company.

SECTION 10. No Limitations. Nothing in this Agreement shall be construed to limit the ability of any Placement Agent or any of their respective Affiliates to (a) trade in the Company’s or any other company’s securities or publish research on the Company or any other company, subject to applicable law, or (b) pursue or engage in investment banking, financial advisory or other business relationships with entities that may be engaged in or contemplate engaging in, or acquiring or disposing of, businesses that are similar to or competitive with the business of the Company.

SECTION 11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the Indemnified Persons pursuant to Section 6. In addition, the Purchasers who purchase Securities pursuant to the subscription agreements shall be entitled to rely on the representations, warranties, covenants and agreements of the Company contained in this Agreement and shall be third party beneficiaries thereof. Except as indicated above, nothing in this Agreement is intended or shall be construed to give to any other Person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained.

SECTION 12. Conditions to Closing. The obligations of the Placement Agents and the Purchasers, and the Closing of the sale of the Securities contemplated hereby are subject to the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of the Closing Date, except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the closing of the Placement.

(c) No Stop Orders. If filing of the Prospectus Supplement, or any amendment or supplement thereto, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Final Prospectus (or such amendment or supplement) with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or Rule 164(b) under the Securities Act); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement, any Rule 462 Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the Base Prospectus, Time of Sale Prospectus or Prospectus Supplement shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened by the Commission; and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus, Time of Sale Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agents. The Rule 462 Registration Statement (if any) satisfying the requirements of Rules 462(b)(1) and (3) of the Rules and Regulations shall have been timely filed pursuant to Rule 462(b) of the Rules and Regulations, including payment of the applicable filing fee.

(d) No FINRA Objection. FINRA shall have raised no objection to the fairness and reasonableness of the placement agency terms and arrangements.

(e) Contents of Registration Statement. The Placement Agents shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agents, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(f) Authorizations. All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(g) Opinion of Counsel to the Company. The Placement Agents shall have received from (i) Bryan Cave, LLP, counsel to the Company, such counsel’s written opinion, addressed to the Placement Agents and the Purchasers and dated as of the Closing Date, in form and substance as set forth in Exhibit C-1 attached hereto, and a negative assurance letter, addressed to the Placement Agents and dated as of the Closing Date, in form and substance as set forth in Exhibit D attached hereto, and (ii) Bowen, Radabaugh & Milton, P.C., the special Michigan counsel to the Company, such counsel’s written opinion, addressed to the Placement Agents and the Purchasers and dated as of the Closing Date, in form and substance as set forth in Exhibit C-2 attached hereto.

(h) Letter from Auditors. The Placement Agents shall have received a letter from UHY LLP on the applicable Closing Date addressed to the Placement Agents, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and confirming, as of the date of each such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information, including any financial information contained in reports filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, and other matters required by the Placement Agents.

(i) Absence of Material Change. Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus, (i) any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus, and (ii) since such date there shall not have been any material change in the capital stock or material increase in the long-term debt of the Company or any of its Subsidiaries or any material change, or any development involving a prospective material change, in or affecting the business, general affairs, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its Subsidiaries, otherwise than as included or incorporated by reference in, or contemplated by, the Base Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agents, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

(j) Continued Registration; Listing on Trading Market. The Common Stock is registered under the Exchange Act and, as of the Closing Date, the Shares shall be listed and admitted and authorized for trading on the Company’s Trading Market, and satisfactory evidence of such actions shall have been provided to the Placement Agents. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Company’s Trading Market, nor has the Company received any information suggesting that the Commission or the Company’s Trading Market is contemplating terminating such registration or listing.

(k) Absence of Certain Events. Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on any Trading Market or in the over-the-counter market, or trading in any securities of the Company on any Trading Market or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agents, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

(l) Action Preventing Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or result in a Material Adverse Effect; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or result in Material Adverse Effect.

(m) Other Filings with the Commission. The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Placement, including as an exhibit thereto this Agreement.

(n) Subscription Agreements. The Company shall have entered into subscription agreements with each of the Purchasers and such agreements shall be in full force and effect on the Closing Date.

(o) Officers’ Certificate. On the Closing Date, there shall have been furnished to the Placement Agents, a certificate, dated such Closing Date and addressed to the Placement Agents, signed by the principal executive officer and by the principal financial and accounting officer of the Company, certifying to the fulfillment of the conditions specified in Section 12(a), (b), (c), (f), (j) and (l). Any certificate signed by any officer of the Company shall be deemed a representation and warranty by the Company to the Placement Agents as to the matters covered thereby.

(p) Secretary’s Certificate. On the Closing Date, the Company shall have furnished to the Placement Agents a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (i) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (ii) certifying the current versions of the articles of incorporation, as amended, and the amended and restated bylaws of the Company and (iii) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

(q) Prior to the Closing Date, the Company shall have furnished to the Placement Agents such further information, certificates and documents as the Placement Agents may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agents.

SECTION 13. Agreements with and Information Furnished by the Placement Agents.

(a) Each Placement Agent agrees, severally and not jointly, that it will not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any free writing prospectus used or referred to by such Placement Agent without the prior consent of the Company; provided that no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus.

(b) The parties hereto acknowledge and agree that, for all purposes of this Agreement, the “Placement Agents’ Information” consists solely of the statements regarding the Placement Agents contained in the third paragraph under the heading “Plan of Distribution” in the Prospectus Supplement only insofar as such statements relate to the activities that may be undertaken by the Placement Agents.

SECTION 14. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY

LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. If either party shall commence a Proceeding to endorse any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

SECTION 15. Entire Agreement; Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by each of the Placement Agents and the Company. The representations, warranties, agreements and covenants contained herein shall survive the Closing of the Placement and delivery of the Securities. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

SECTION 16. Notices. All notices or other communications required or permitted to be provided hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed e-mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The address for such notices and communications shall be as set forth on the signature pages hereto or at such other address as such recipient has designated by two days advance written notice to the other parties hereto.

SECTION 17. Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

[Signature pages follow]

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to the Placement Agents the enclosed copy of this Agreement.

Very truly yours,

MANITEX INTERNATIONAL, INC.

By: /s/ David J. Langevin
Name: David J. Langevin
Title: Chief Executive Officer

Address for notice:

Manitex International, Inc.
9725 Industrial Drive
Bridgeview, Illinois 60455
Fax: (708) 430-1227
Attention: David H. Gransee

Agreed and accepted as of the date

first written above:

AVONDALE PARTNERS, LLC

By: /s/ Michael E. Ryan
Name: Michael E. Ryan
Title: Managing Director

Address for notice:

Avondale Partners, LLC
3102 West End Avenue, Suite 1100
Nashville, Tennessee 37203
Fax: (615) 467-3490
Attention: Michael E. Ryan

[Signatures continued on next page]

[Signature Page of Underwriting Agreement]

ROTH CAPITAL PARTNERS, LLC

By: /s/ Aaron Gurewitz
Name: Aaron Gurewitz
Title: Head of Equity Capital Markets

Address for notice:

888 San Clemente Drive
Newport Beach, CA 92660
Fax: (949) 720-7215
Attention: Jim Stearns

THE BENCHMARK COMPANY, LLC

By: /s/ John Borer
Name: John Borer
Title: Senior Managing Director

Address for notice:

40 Fulton Street, 19th Floor
New York, NY 10038
Fax: (212) 312-6761
Attention: John Borer
Sr. Managing Director

[Signature Page of Underwriting Agreement]

Exhibit A

Executive Officers and Directors Subject to Section 5

1. Ronald M. Clark

2. Robert S. Gigliotti

3. David H. Gransee

4. David J. Langevin

5. Lubomir T. Litchev

6. Andrew M. Rooke

7. Marvin B. Rosenberg

8. Stephen J. Tober

9. Frederick B. Knox

A-1

Exhibit B

Form of Lock-Up Agreement

                , 2013

AVONDALE PARTNERS, LLC

3102 West End Avenue, Suite 1100

Nashville, Tennessee 37203

ROTH CAPITAL PARTNERS, LLC

888 San Clemente Drive

Newport Beach, California 92660

THE BENCHMARK COMPANY, LLC

40 Fulton Street, 19th Floor

New York, New York 10038

Re:	Manitex International, Inc. Offering of [ ] Shares of Common Stock

Ladies and Gentlemen:

In order to induce Avondale Partners, LLC (“Avondale”), Roth Capital Partners, LLC (“Roth”) and The Benchmark Company, LLC (“Benchmark” and, together with Avondale and Roth, the “Placement Agents”) to enter in to a certain placement agency agreement with Manitex International, Inc., a Michigan corporation (the “Company”), with respect to the offering of the Company’s common stock, no par value per share (“Common Stock”), the undersigned hereby agrees that for a period (the “lock-up period”) of 90 days following the date of the final prospectus supplement filed by the Company with the Securities and Exchange Commission in connection with such offering, the undersigned will not, without the prior written consent of the Placement Agents, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or any such securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares or securities, the “Beneficially Owned Shares”)), (ii) enter into any swap, hedge or other agreement or arrangement that transfers in whole or in part, the economic risk of ownership of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, or (iii) engage in any short selling of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock. Notwithstanding the foregoing, nothing contained herein will be deemed to restrict or prohibit:

(i)	the transfer of Beneficially Owned Shares either (A) as a bona fide gift, or (B) to any trust for the direct or indirect benefit of the undersigned or the immediately family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); provided, however, that the donees, distributees or transferees thereof, as applicable, agree in writing to be bound by the terms hereof;

(ii)	the exercise of an option or warrant to purchase Common Stock of the Company to the extent such option or warrant is otherwise expiring or terminating; provided, however, that in such case, the shares of Common Stock issued upon such exercise shall remain subject to this lock-up agreement; or

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(iii)	the issuance by the Company to the undersigned of any shares of Common Stock in accordance with the terms of any Company restricted stock units, stock appreciation rights or similar instruments issued to the undersigned pursuant to any of the Company’s employee benefits plans in effect on the date hereof, provided that any shares of Common Stock so issued shall remain subject to this lock-up agreement.

If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Agreement.

Name:
Title:

B-2

Exhibit C-1

Matters To Be Covered In The

Opinion Of Counsel To The Company

Such opinion of counsel shall be based on a review of the relevant Transaction Documents, the Registration Statement, the Time of Sale Prospectus, the Prospectus Supplement, and other customary investigations and inquiries, shall be subject to customary assumptions, limitations and qualifications and shall be substantially to the effect that:

1. Based solely on recently dated good standing certificates from the Secretaries of State of the applicable jurisdictions, the Company is duly qualified or admitted to transact business and is in good standing as a foreign entity in the jurisdictions listed in Exhibit A hereto.

2. Each of the Agreement and the subscription agreements has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3. The Registration Statement and the Prospectus Supplement (other than the financial statements and related notes and schedules and the other financial, statistical and accounting data included or incorporated by reference therein, or omitted therefrom, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder.

4. The Registration Statement became effective under the Securities Act as of August 23, 2011; and the Prospectus Supplement was filed with the Commission pursuant to Rule 424(b) under the Securities Act on or about September     , 2013 and, to our knowledge, such filing has been made in the manner and within the time period required by such Rule 424(b); and, based solely upon an oral acknowledgment by the staff of the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act, and, to our knowledge, no proceedings therefor have been initiated or threatened by the Commission.

5. No consent, approval, authorization or other action by, and no notice to or filing with, any Federal or Illinois State governmental authority or regulatory body pursuant to any Federal or Illinois State statute that we, based on our experience, recognize as applicable to the Company in a transaction of this type, is required for the due execution, delivery and consummation by the Company of its obligations under the Agreement and the subscription agreements, except for (i) the filings and other actions required pursuant to the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, (ii) the filings and other actions required pursuant to Federal and state securities or blue sky laws, or the rules of FINRA, as to which we express no opinion, or (iii) such consents, approvals, filings or registrations that have been obtained or made on or prior to the date hereof and are in full force and effect.

6. The execution and delivery by the Company of the Agreement and the subscription agreements and the consummation by the Company of its obligations thereunder do not result in (a) any violation by the Company of (i) any provision of applicable Federal or Illinois State statute or regulation that we, based on our experience, recognize as applicable to the Company in a transaction of this type, or (ii) to our knowledge, any order, writ, judgment or decree of any court or governmental authority or regulatory body having jurisdiction over the Company or any of its subsidiaries or any of their material properties that names or is specifically directed to the Company or any such subsidiary, or (b) a breach or default or require the creation or imposition of any security interest or lien upon any of the Company’s

C-1-1

properties pursuant to any material agreement, contract or instrument known to us to which the Company is a party or by which it is bound. For purposes of the foregoing, we have assumed that the only material agreements, contracts or instruments to which the Company is a party or by which it is bound are those listed as exhibits to the Company’s most recent Annual Report on Form 10-K, the Company’s most recent Quarterly Report on Form 10-Q and the Company’s Current Reports on Form 8-K filed with the Commission on April 8, 2013 and August 21, 2013.

7. The Company is not, nor will it be upon the issuance of the Securities and the application of the proceeds therefrom as set forth under the caption “Use of Proceeds” in the Prospectus Supplement, an “investment company” or an entity “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

8. The statements in the Base Prospectus under the caption “Description of Capital Stock,” insofar as such statements constitute summaries of the terms and provisions of the documents referred to therein, fairly summarize such terms and provisions in all material respects.

9. The information in the Registration Statement, the Time of Sale Prospectus and the Prospectus Supplement under the heading “Description of Common Stock,” insofar as such statements constitute a summary of documents or matters of law, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown.

C-1-2

Exhibit C-2

Matters To Be Covered In The

Opinion Of Counsel To The Company

Such opinion of counsel shall be based on a review of the relevant Transaction Documents, the Registration Statement, the Time of Sale Prospectus, the Prospectus Supplement, and other customary investigations and inquiries, shall be subject to customary assumptions, limitations and qualifications and shall be substantially to the effect that:

1. Manitex International, Inc., a Michigan corporation, is duly organized, validly existing, and in good standing under the laws of the State of Michigan, and has the full corporate power to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Time of Sale Prospectus, and the Prospectus Supplement, to execute and deliver each of the Agreement and the subscription agreements and to issue, sell and deliver the Securities as contemplated therein.

2. Based solely on our review of applicable foreign qualification certificates the Company is duly qualified to do business as a foreign corporation in the State of Illinois.

3. The Company’s authorized capital stock consists of 20,000,000 shares of Common Stock, no par value and 150,000 shares of Preferred Stock, no par value.

4. Each of the Agreement and the subscription agreements has been duly authorized, executed and delivered by the Company, and each of the Agreement and the subscription agreements is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

5. The [Securities/Common Stock] have been duly authorized and, when issued to the Purchasers in accordance with the terms of the Agreement and the subscription agreements, will be validly issued, fully paid and non-assessable.

6. The [Securities/Common Stock] are free of statutory restrictions upon voting or transfer and, to our knowledge, except as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus Supplement, contractual preemptive rights, resale rights, rights of first refusal and restrictions upon voting or transfer.

7. No approval, authorization, consent or order of or filing with the State of Michigan is required to be obtained by the Company in connection with the issuance and sale of the Securities and consummation by the Company of the transactions contemplated in the Agreement and the subscription agreements (except we express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Securities are being offered).

8. The execution and delivery of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated thereby to be consummated on the date hereof, do not violate (a) the Company’s Articles of Incorporation or Bylaws or (b) any statute, law, rule or regulation of the State of Michigan.

C-2-1

Exhibit D

Matters To Be Covered In The

Negative Assurance Letter

Of Counsel To The Company

During the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus Supplement, we have participated in conferences with officers and other representatives of the Company, Bowen, Radabaugh & Milton, P.C., special counsel to the Company, representatives of the independent accountants for the Company and you and your representatives and counsel, at which conferences the contents of the Registration Statement, the Time of Sale Prospectus, and the Prospectus Supplement and related matters were discussed, reviewed and revised. Although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of such contents (except as expressly indicated in paragraph 8 above), and have not made any independent investigation or verification thereof, on the basis of the information which was developed in the course thereof, considered in light of our understanding of applicable law and the experience we have gained through our practice thereunder, this is to advise you that nothing has come to our attention which causes us to believe that: (1) the Registration Statement, as of the date it was declared effective and as of the date hereof (except as to financial statements and related notes, financial, statistical and accounting data and supporting schedules included or incorporated by reference therein or omitted therefrom or the Exhibits to the Registration Statement, as to which we express no belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, or (2) the Time of Sale Prospectus, as of [            ] on September     , 2013 (which you have informed us is a time prior to the first use of [            ]) and, as amended or supplemented, if applicable, as of the date hereof, or the Prospectus Supplement, as of its date and as of the date hereof (except as aforesaid), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

D-1